                       CLARK REFINING & MARKETING, INC.


                                AMENDMENT NO. 1
                              TO CREDIT AGREEMENT


          This AMENDMENT NO. 1 (the "Amendment") is dated as of March 1, 2000
                                     ---------
and entered into by and among Clark Refining & Marketing, Inc., a Delaware corporation (the "Company"), Bankers Trust Company, a New York Banking
                  -------
corporation, as Administrative Agent and Collateral Agent, The Toronto-Dominion Bank, a Canadian chartered bank, as Syndication Agent, and Fleet National Bank (f/k/a BankBoston, N.A.), a national banking association ("Fleet"), as Documentation Agent, and the other financial institutions party hereto (the "Banks"). This Amendment amends the Credit Agreement (as amended, amended and
 -----
restated, supplemented or otherwise modified, the "Credit Agreement") dated as
                                                   ----------------
of November 19, 1999 by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, the parties hereto entered into the Credit Agreement, which provides for a loan facility to the Company;

          WHEREAS, the Company has informed the Agents that it desires to change its legal name from Clark Refining & Marketing, Inc. to The Premcor Refining Group Inc.; and

          WHEREAS, the parties hereto desire to make certain amendments to the Credit Agreement as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows;

                                   Article I

                       AMENDMENTS TO THE CREDIT AGREEMENT

          I.1   Amendment to Section 1.01 of the Credit Agreement.  The
                -------------------------------------------------
definition of "Issuing Bank" is hereby deleted in its entirety and the following definition is inserted in lieu thereof:

          "Issuing Bank" means (i) each of BT, Fleet, TD, Comerica Bank Detroit
           ------------
and ABN Amro Bank, their respective successors and, to the extent agreed to by such affiliates of the Issuing Banks, their respective affiliates, and (ii) any other bank which the Company requests to be an Issuing Bank and is approved by the Administrative Agent, each in its capacity as issuer of one or more Letters of Credit.

          1.02  Amendments to the Credit Agreement.
                ----------------------------------

          (a) On and after the Effective Date, each reference in the Credit Agreement and in the other Loan Documents to "BankBoston, N.A." or "BKB" shall mean and be a reference to Fleet National Bank.

          (b) From the date on which the Company changes its legal name from Clark Refining & Marketing, Inc. to The Premcor Refining Group Inc., each reference in the Credit Agreement and in the other Loan Documents to "Clark Refining & Marketing, Inc." or the "Company" shall mean and be a reference to The Premcor Refining Group Inc.

                                   Article II

                          EFFECTIVENESS OF AMENDMENTS

          This Amendment shall become effective on the opening of business in New York on the Business Day (the "Effective Date") on which the Administrative Agent has notified the Company and the Banks that the Administrative Agent has executed a counterpart signature page of this Amendment and has received executed counterpart signature pages of this Amendment from the Company and the Majority Banks.

                                Article III

                                 MISCELLANEOUS

          III.1   Reference to and Effect on the Credit Agreement and the Other
                  -------------------------------------------------------------
Loan Documents.
--------------

     (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other Loan Documents.

          III.2   Representations and Warranties; No Default or Event of
                  ------------------------------------------------------
Default. On the date of effectiveness of any of the amendments and waivers
-------
herein (after giving effect to the consummation of the transactions contemplated by this Amendment to have occurred on or prior to such date), the Company shall be deemed to have certified to the Banks that, after giving effect to the amendments and waivers contained herein that become effective on such date (i) all of the representations and warranties contained in the Credit Agreement are true and correct on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent (x) the representations and warranties set forth in Section 6.05 of the Credit Agreement relate to any litigation which has been specifically disclosed to the Banks and which has been added to Schedule 6.05 to the Credit Agreement with the written approval of the
         -------------
Majority Banks and (y) the representation and warranty set forth in Section 6.25 of the Credit Agreement relates to any event or condition which has been specifically disclosed to

                                      -2-
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the Banks and which has been added to Schedule 6.25 to the Credit Agreement with
                                      -------------
the written approval of the Majority Banks) and (ii) no Default or Event of Default exists as of the Effective Date.

          III.3   Headings.   Section and subsection headings in this Amendment
                  --------
are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          III.4   Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                  --------------
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          III.5   Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   CLARK REFINING & MARKETING, INC.


                                   By:______________________________________
                                      Name:
                                      Title:



                                             AGENTS
                                             ------


                                   BANKERS TRUST COMPANY
                                    as Administrative Agent
                                    and Collateral Agent


                                   By:______________________________________
                                      Name:
                                      Title:



                                   THE TORONTO DOMINION BANK
                                    as Syndication Agent


                                   By:______________________________________
                                      Name:
                                      Title:



                                   FLEET NATIONAL BANK
                                    (f/k/a BankBoston, N.A.)
                                    as Documentation Agent


                                   By:______________________________________
                                      Name:
                                      Title:

                                             BANKS
                                             -----


                                   ABN AMRO BANK
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:


                                   By:______________________________________
                                      Name:
                                      Title:



                                   ARAB BANKING CORPORATION (B.S.C.)
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   FLEET NATIONAL BANK
                                    (f/k/a BankBoston, N.A.)
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   BANKERS TRUST COMPANY
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:

                                   COAST BUSINESS CREDIT
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   COMERICA BANK
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   CONGRESS FINANCIAL CORPORATION
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   CREDIT LYONNAIS NEW YORK BRANCH
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   THE FUJI BANK, LIMITED
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:

                                   GMAC COMMERCIAL CREDIT LLC
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   HELLER FINANCIAL, INC.
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   HIBERNIA NATIONAL BANK
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   JACKSON NATIONAL LIFE INSURANCE COMPANY
                                    as a Bank


                                   By: PPM Finance, Inc.,
                                       as Attorney-in-Fact


                                   By:______________________________________
                                      Name:
                                      Title:



                                   SIEMENS CREDIT CORP.
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:

                                   SOCIETE GENERALE, SOUTHWEST AGENCY
                                   as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   SOVEREIGN BANK
                                   as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   TEXTRON FINANCIAL CORPORATION
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   TORONTO DOMINION (TEXAS), INC.
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:

                                   TRANSAMERICA BUSINESS CREDIT
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   UNION BANK OF CALIFORNIA, N.A.
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   WELLS FARGO BANK (TEXAS), N.A.
                                    as a Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                                ISSUING BANKS
                                                -------------


                                   BANKERS TRUST COMPANY
                                    as Issuing Bank


                                   By:______________________________________
                                      Name:
                                      Title:

                                   THE TORONTO DOMINION BANK
                                    as Issuing Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   FLEET NATIONAL BANK
                                    (f/k/a BankBoston, N.A.)
                                    as Issuing Bank

                                   By:______________________________________
                                      Name:
                                      Title:



                                   ABN AMRO BANK
                                    as Issuing Bank


                                   By:______________________________________
                                      Name:
                                      Title:



                                   COMERICA BANK DETROIT
                                    as Issuing Bank


                                   By:______________________________________
                                      Name:
                                      Title: